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Exhibit 99.9

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the “Computational Materials”) are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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Dynamic Credit Collateral Analysis
CBASS 2005-CB6           ***Use only the collateral supporting the tranche we are buying***
 *** Row D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***

I. FICO and LTV

FICO Low	FICO High	LTV	Row - % Total Collateral	Wtd Avg Curr. Bal./Loan	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	Wtd Avg GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% With Seconds

500	524	> 65%	2.35	145,065.36	513	42.72	78.22	8.416	62.48	16.14	99.10	0.90	4.08	75.25	21.54	3.21	0.00	0.00	2.39
525	574	> 65%	9.17	173,500.55	552	42.26	80.35	7.615	71.87	16.80	99.06	0.94	5.23	68.00	30.50	1.50	0.00	24.24	3.36
575	599	> 65%	7.13	161,157.96	588	43.43	84.5	7.651	71.35	20.03	99.47	0.41	3.71	62.99	34.30	2.71	0.00	28.62	10.10
600	619	> 70%	7.66	131,028.63	609	41.65	85.13	7.485	77.94	14.85	97.17	0.95	2.38	66.80	29.73	3.48	0.00	32.31	31.03
620	639	> 70%	11.84	135,418.08	630	43.66	85.5	7.525	67.96	18.83	96.77	2.53	5.81	42.89	55.74	1.37	0.00	43.64	37.53
640	659	> 70%	11.53	154,490.94	649	42.95	84.17	7.203	68.00	21.12	97.04	2.96	6.44	32.40	65.73	1.87	0.00	51.53	56.35
660	679	> 80%	3.09	93,635.18	670	42.2	92.45	8.138	60.82	22.27	91.78	8.22	9.54	53.13	44.84	2.03	0.00	30.31	2.42
680	699	> 80%	2.26	96,514.78	688	42.12	94.57	8.143	62.24	19.82	87.61	12.12	5.69	46.10	48.95	4.95	0.00	30.62	0.00
700	724	> 80%	2.37	108,700.41	712	40.56	93.99	7.615	71.08	17.92	93.24	6.26	4.02	38.84	56.19	4.97	0.00	39.85	5.58
725	749	> 80%	1.66	112,080.54	736	43.17	93.03	7.594	80.01	7.91	89.40	10.60	5.66	26.68	71.08	2.24	0.00	33.11	4.48
750	max	> 90%	0.80	87,226.85	772	40.04	99.14	7.892	62.91	21.41	90.98	9.02	8.43	51.21	43.80	4.99	0.00	22.16	0.00

II. LTV and DTI

LTV Low	LTV High	DTI	Row - % Total Collateral	Wtd Avg Curr. Bal./Loan	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	Wtd Avg GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% With Seconds

70.00%	79.99%	> 50%	2.12	220,550.77	608.57	53.71	75.54	7.058	59.06	29.11	95.11	4.89	6.12	49.25	50.75	0.00	0	41.70	33.43
80.00%	84.99%	> 50%	6.56	235,951.72	668.07	53.81	80.21	6.69224	67.88	18.49	92.28	7.72	7.66	42.41	57.59	0.00	0	59.47	76.76
85.00%	89.99%	> 50%	1.00	200,155.99	572.83	54.06	86	8.03386	61.05	15.79	83.73	16.27	14.37	71.91	28.09	0.00	0	7.68	0
90.00%	94.99%	> 50%	1.22	191,279.87	624.32	53.92	90.16	7.45222	73.44	15.99	98.36	1.64	2.41	57.17	42.83	0.00	0	64.31	2.43
95.00%	99.99%	> 50%	0.38	126,083.72	648.41	54.5	95.32	8.12461	85.20	1.69	86.69	13.31	13.12	76.31	23.69	0.00	0	23.11	0
100.00%	109.99%	> 50%	1.09	67,175.31	656.28	54.06	100.01	9.42342	61.26	25.67	98.57	1.03	7.45	46.41	53.59	0.00	0	5.29	5.29
110.00%	max	> 50%

III. DTI and FICO

DTI Low	DTI High	FICO	Row - % Total Collateral	Wtd Avg Curr. Bal./Loan	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	Wtd Avg GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% With Seconds

20.00%	29.99%	< 550	5.63	145,090.03	659.83	25.79	80.88	6.90437	78.91	6.99	89.38	8.69	5.41	58.00	42.00	0.00	0	46.06	38.16
30.00%	34.99%	< 600	5.35	159,145.19	672.61	32.67	80.72	6.75402	70.09	19.24	92.11	7.14	4.01	36.58	63.42	0.00	0	45.88	48.43
35.00%	39.99%	< 675	4.70	158,732.02	722.87	37.89	82.55	6.69942	66.44	16.18	88.81	9.00	9.79	29.37	70.63	0.00	0	65.17	60.49
40.00%	44.99%	< 675	8.30	172,077.07	721.83	42.58	83.57	6.77729	63.25	22.88	92.13	6.10	5.39	32.84	67.16	0.00	0	63.44	59.19
45.00%	49.99%	< 700	5.50	229,099.05	734.45	47.46	81.57	6.48216	67.38	11.89	86.33	9.60	13.46	23.08	76.92	0.00	0	69.63	69.54
50.00%	54.99%	< 750	0.63	209,964.27	766.15	51.78	82.26	6.48847	49.37	28.65	85.25	14.75	21.98	56.48	43.52	0.00	0	77.93	85.38
55%	max	< 750	0.21	149,719.72	763.28	57.11	76.16	6.83766	19.00	64.39	75.58	24.42	6.69	25.39	74.61	0.00	0	65.36	87.98

IV. LIMITED AND STATED DOC

FICO Low	FICO High	Row - % Total Collateral	Wtd Avg Curr. Bal./Loan	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	Wtd Avg GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL

500	524	0.64	130,063.87	513.96	39.07	76.94	8.7587	66.35	6.07	96.62	3.38	10.75	0.00	88.41	11.59	0	0.00	37.77	10.75	9.95
525	574	0.65	153,325.99	536.28	45.75	72.84	7.72843	78.93	9.97	100.00	0.00	8.01	0.00	95.13	4.87	0	19.74	12.50	24.30	16.33
575	599	1.17	186,769.54	562.78	43.47	75.75	7.5788	70.11	13.88	97.95	2.05	10.50	0.00	95.95	4.05	0	33.75	28.87	7.99	11.50
600	619	2.17	191,525.95	587.38	41.86	80.45	7.55804	80.06	14.65	99.86	0.14	3.92	0.00	93.28	6.72	0	34.88	35.16	6.03	22.22
620	639	2.87	146,379.95	614.58	44.87	82.54	7.66993	71.52	18.86	96.73	1.83	4.31	0.00	94.14	5.86	0	40.72	23.50	6.36	23.05
640	659	4.92	143,961.26	638.18	42.24	82.78	7.53737	67.84	21.10	94.64	4.55	7.55	0.00	96.80	3.20	0	48.21	30.21	2.15	20.66
660	679	9.65	158,126.37	662.04	43.66	81.72	7.16798	67.66	18.05	95.50	4.50	7.81	0.00	95.17	4.83	0	58.98	32.04	3.45	17.55
680	699	9.87	148,420.26	687.12	43.59	82.92	7.13623	62.03	23.75	90.90	7.03	5.42	0.00	93.05	6.95	0	60.39	31.17	3.55	15.33
700	724	6.86	176,964.78	711.61	42.49	82.02	6.78771	66.80	17.22	91.86	6.85	8.54	0.00	96.43	3.57	0	63.01	40.99	3.97	16.06
725	749	6.80	186,630.91	736.02	43.13	82.72	6.71023	69.76	17.87	89.31	10.69	7.86	0.00	95.29	4.71	0	63.84	39.48	1.84	10.51
750	max	4.89	206,295.38	767.59	42.54	79.43	6.64301	61.65	9.86	73.05	18.83	15.13	0.00	92.75	7.25	0	66.74	39.84	4.38	7.73

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V. High LTV LOANS

LTV	LTV	Row - % Total Collateral	Wtd Avg Curr. Bal./Loan	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	Wtd Avg GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2/28	3/27	5/25

80.00%	89.99%	11.31	191,638.63	609.62	42.79	85.36	7.28	68.58	20.75	94.65	4.86	4.87	62.03	35.60	2.37	0.00	36.32	22.59	3.39	17.51	64.49	16.21	1.74
90.00%	94.99%	9.13	167,099.64	630.22	42.59	90.39	7.49	65.48	17.25	94.71	5.29	6.84	50.63	46.34	3.04	0.00	40.41	14.66	3.16	24.22	65.43	10.2	2.32
95.00%	99.99%	3.53	99,728.79	652.19	42.04	95.78	8.14	75.86	12.63	91.71	6.96	6.12	53.94	30.45	15.61	0.00	25.76	12.11	8.57	13.10	44.34	10.68	2.16
100.00%	109.99%	8.76	58,749.63	662.48	42.79	100.06	9.64	68.91	17.43	98.60	1.07	5.06	45.40	53.00	1.60	0.00	8.17	21.10	3.20	19.48	11.42	11.84	0
110.00%	max	0.11	41,886.18	666.46	31.15	121.72	9.80	100.00	0.00	63.39	36.61	0.00	0.00	73.45	26.55	0.00	0.00	0.00	0.00	0.00	0	0	0

VI. IO LOANS

FICO Low	FICO High	Row - % Total Collateral	Wtd Avg Curr. Bal./Loan	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	Wtd Avg GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2 yr IO	3 yr IO	5 yr IO

500	524	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
525	574	0.05	245,759.27	550.36	41.77	75.50	7.03	78.74	18.19	100.00	0.00	0.00	60.89	39.11	0.00	0.00	100.00	43.41	2.29	13.65	0	0	100
575	599	2.46	243,319.99	588.81	42.77	78.39	6.86	71.66	20.20	100.00	0.00	3.49	57.97	42.03	0.00	0.00	100.00	39.49	2.94	8.56	0	0	89.76
600	619	2.39	247,634.15	609.03	40.73	80.48	6.71	79.23	13.87	98.08	0.00	1.72	68.49	31.51	0.00	0.00	100.00	34.65	4.46	6.29	0	0	95.85
620	639	2.82	256,883.33	629.52	43.76	81.48	6.77	69.41	22.97	99.26	0.74	3.17	39.82	58.81	1.37	0.00	100.00	31.81	4.44	9.86	0	0	92.49
640	659	5.71	246,029.46	649.34	42.32	80.11	6.64	64.22	26.55	98.11	1.89	4.16	26.14	72.53	1.33	0.00	100.00	40.05	0.00	18.22	1.19	0	88.09
660	679	6.40	229,694.98	669.34	42.55	79.82	6.42	69.16	21.30	96.63	2.34	3.25	32.79	62.88	4.33	0.00	100.00	40.18	0.86	9.77	0	0	89.45
680	699	6.25	260,492.69	688.64	44.20	80.83	6.43	62.50	29.08	94.55	4.10	2.08	35.98	60.14	3.88	0.00	100.00	39.80	1.49	11.62	1	0	82.6
700	724	5.27	269,217.71	712.06	42.63	80.80	6.26	66.11	24.31	90.86	7.51	4.28	27.71	71.23	1.06	0.00	100.00	47.96	2.67	10.44	0.55	0	81.05
725	749	5.93	250,440.08	736.45	42.03	80.88	6.24	66.75	18.20	87.15	12.85	11.78	28.36	68.06	3.58	0.00	100.00	44.55	0.00	10.02	1.3	0	70.38
750	max	4.36	262,515.83	768.47	42.89	80.44	6.29	62.34	14.18	72.45	21.03	9.85	27.88	67.20	4.91	0.00	100.00	40.14	3.07	8.36	0	0	71.94

VII. SECOND LIEN LOANS (IF ANY)

FICO Low	FICO High	Row - % Total Collateral	Wtd Avg Curr. Bal./Loan	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg CLTV	Wtd Avg GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL

500	524	0.01	28,243.73	504.00	42.16	95.05	12.04	29.59	70.41	100.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00	29.59	0.00	0
525	574	0.07	24,654.95	556.84	43.25	90.51	11.47	59.29	4.53	100.00	0.00	0.00	83.69	16.31	0.00	0.00	0.00	32.18	0.00	19.54
575	599	0.43	43,946.35	589.84	43.28	94.88	11.07	72.45	19.95	98.04	0.00	2.32	83.71	16.29	0.00	0.00	0.00	37.91	2.09	7.24
600	619	0.83	40,886.37	609.23	42.00	96.82	10.91	67.83	18.32	99.10	0.00	6.29	66.63	33.37	0.00	0.00	0.00	24.17	3.80	20.39
620	639	1.75	46,328.30	629.89	43.66	97.71	10.70	61.33	22.53	99.61	0.00	9.87	40.66	58.97	0.37	0.00	0.00	25.74	3.95	11.81
640	659	1.15	45,384.06	648.97	43.43	98.96	10.73	64.31	21.36	95.46	4.54	8.57	17.49	82.51	0.00	0.00	0.00	30.47	3.35	20.62
660	679	1.04	46,115.39	670.01	44.06	99.55	10.30	64.61	12.98	99.06	0.94	6.95	21.50	78.50	0.00	0.00	0.00	30.89	4.97	18.19
680	699	0.78	51,854.04	689.06	42.76	98.93	10.16	57.85	9.94	97.24	1.99	14.91	15.48	84.52	0.00	0.00	0.00	31.94	9.98	14.98
700	724	0.63	45,018.05	710.00	42.41	100.28	10.09	57.72	22.91	98.12	0.00	4.17	7.42	92.58	0.00	0.00	0.00	26.26	2.11	29.58
725	749	0.56	56,123.77	735.38	42.61	97.90	9.67	60.55	18.18	97.33	2.67	13.52	12.50	87.50	0.00	0.00	0.00	30.00	3.32	19.16
750	max	0.30	50,464.78	770.31	42.90	99.48	9.69	61.09	19.00	92.20	7.80	13.73	11.35	88.65	0.00	0.00	0.00	29.05	9.41	13.17

VIII. MANUFACTURED HOME LOANS (IF ANY)

FICO Low	FICO High	Row - % Total Collateral	Wtd Avg Curr. Bal./Loan	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	Wtd Avg GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% Land/Hom	% Single wide	% CA	% NY	% FL	2/28	3/27

500	524	0.15	80,778.23	512.49	41.40	82.68	9.65	0.00	0.00	100.00	0.00	0.00	84.72	15.28	0.00	0.00	0.00			0.00	0	0	62.65	0
525	574	0.10	102,003.90	555.02	38.13	85.35	8.61	0.00	0.00	100.00	0.00	0.00	90.21	9.79	0.00	0.00	0.00			0.00	0	0	90.21	0
575	599	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
600	619	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
620	639	0.02	117,024.90	621.00	28.00	90.00	9.38	0.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00			0.00	0	0	100	0
640	659	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
660	679	0.01	28,489.10	663.00	0.00	108.42	12.75	0.00	0.00	100.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00			0.00	0	0	0	0
680	699	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
700	724	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
725	749	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
750	max	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A